UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): December 14, 2007

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-140548	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated December 14, 2007 and filed (by the required date) on December 18, 2007 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

(Audited)

(Unaudited)

Balance Sheets – September 30, 2007 and December 31, 2006	9
Statements of Income – Nine Months ended September 30, 2007 and 2006	10
Statements of Cash Flows – Nine Months Ended September 30, 2007 and 2006	11

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Eight, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007	12
Notes to Pro Forma Condensed Consolidated Balance Sheets	14
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006 and the Nine months ended September 30, 2007	15
Notes to Pro Forma Condensed Consolidated Statements of Operations	18

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

INDEPENDENT AUDITOR’S REPORT

To the Members

Amtel Associates, LLC

Chattanooga, Tennessee

We have audited the accompanying balance sheets of Amtel Associates, LLC as of December 31, 2006 and 2005, and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amtel Associates, LLC as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Chattanooga, Tennessee

December 10, 2007

/s/ Henderson Hutcherson and McCullough, PLLC

AMTEL ASSOCIATES, LLC

BALANCE SHEETS

DECEMBER 31, 2006 AND 2005

ASSETS

	2006	2005
Investment in hotel, net	$4,218,945	$4,286,702
Cash	128,965	—
Escrow deposits	33,631	241,520
Receivables - trade	21,913	61,342
Intangible assets, net	32,020	37,231

TOTAL ASSETS	$4,435,474	$4,626,795

LIABILITIES AND PARTNERS’ EQUITY

	2006	2005
Bank overdraft	$—	$103,291
Mortgage payable	3,676,949	3,775,769
Accounts payable	39,321	44,588
Accrued expenses	21,822	19,066

TOTAL LIABILITIES	3,738,092	3,942,714

PARTNERS’ EQUITY	697,382	684,081

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$4,435,474	$4,626,795

The accompanying notes are an integral part of these financial statements.

AMTEL ASSOCIATES, LLC

STATEMENTS OF INCOME AND

CHANGES IN PARTNERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
REVENUES
Room revenue	$1,957,067	$1,851,741

OPERATING EXPENSES
Rooms	194,634	209,884
Depreciation and amortization	200,097	168,266
Real estate taxes and insurance	107,246	107,246
Property operation, maintenance and energy costs	536,102	423,242
Management fees	87,563	73,473
General and administrative	257,097	226,252
Franchise fees	147,061	161,440

Total operating expenses	1,529,800	1,369,803

Income from operations	427,267	481,938

OTHER INCOME (EXPENSE)
Miscellaneous income	51,269	37,137
Interest expense	(330,235)	(338,577)

Total other income (expense)	(278,966)	(301,440)

NET INCOME	148,301	180,498

Beginning partners’ equity	684,081	568,583
Partner contribution	65,000	—
Partner distributions	(200,000)	(65,000)

Ending partners’ equity	$697,382	$684,081

The accompanying notes are an integral part of these financial statements.

AMTEL ASSOCIATES, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$148,301	$180,498
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	200,097	168,266
Changes in assets and liabilities
Accounts receivable – trade	39,429	(24,397)
Accounts payable	(5,267)	35,452
Accrued expenses	2,756	(3,659)

Net cash provided by operating activities	385,316	356,160

CASH FLOWS FROM INVESTING ACTIVITIES
Property and equipment	(127,129)	(308,602)

Net cash used by investing activities	(127,129)	(308,602)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank overdraft	(103,291)	103,291
Payments on mortgage principal	(98,820)	(90,478)
Partner contributions	65,000	—
Distributions to partners	(200,000)	(65,000)

Net cash used by financing activities	(337,111)	(52,187)

NET DECREASE IN CASH	(78,924)	(4,629)
Cash – beginning of year	241,520	246,149

Cash – end of year	$162,596	$241,520

SUPPLEMENTAL DISCLOSURE OF CASH FLOW TRANSACTIONS
Interest paid	$330,335	$338,577

The accompanying notes are an integral part of these financial statements.

AMTEL ASSOCIATES, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Amtel Associates, LLC (the “Company”), a Tennessee limited liability company, was formed April 1, 1995 to construct and manage a 76 room Homewood Suites by Hilton in Chattanooga, Tennessee. The hotel opened for business in April 1997.

Cash and Cash Equivalents

Cash and cash equivalents are defined as cash on hand and in banks.

Uses of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment in Hotel

Investment in hotel is stated at cost. Major repairs and improvements are capitalized and normal maintenance and repairs are charged to expense as incurred. Depreciation is computed by the straight line method over the estimated useful lives of the related assets. Upon retirement or sale of an asset, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

Escrow Deposits

Escrow deposits are maintained under the control of the construction loan noteholder for the benefit of the Company.

Uncollectible Accounts

The amount of doubtful accounts receivable was considered immaterial at 2006 and 2005, and no reserve for uncollectible accounts was considered necessary.

Concentration of Credit Risks

The Company maintains its cash balances in major financial institutions and occasionally has cash balances in excess of federally insured limits. However, these deposits may be redeemed upon demand and therefore, bear minimal risk. The Company has not experienced any losses in such accounts.

Deferred Financing Costs

During 1999, the Company incurred $38,161 of costs for obtaining permanent financing. These costs have been capitalized and are being amortized over fifteen years by the straight line method. Accumulated amortization was $20,140 and $17,596 at December 31, 2006 and 2005, respectively. The total amortization of deferred financing costs was $2,543 for both 2006 and 2005.

AMTEL ASSOCIATES, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

Impairment of Long-Lived Assets

The Company reviews the carrying value of its tangible and intangible assets whenever significant events or changes in circumstances occur that might impair the recovery of these costs. Recovery is evaluated by measuring the carrying value of the assets against the associated future estimated undiscounted cash flows. No impairment losses have been recorded to date.

Revenue Recognition

Room revenue represents revenue derived from the rental of rooms. Revenues are recognized as room stays occur.

Advertising and Promotion Costs

Advertising and promotion costs are charged to operations as incurred. The Company recorded expenses for advertising and promotion costs of $78,690 and $74,054 for 2006 and 2005, respectively.

Income Taxes

No provision for federal or state income taxes has been included in the financial statements since taxable income or loss of the Company is required to be reported by the partners on their income tax returns.

NOTE 2 – INVESTMENT IN HOTEL

Investment in hotel at year-end consisted of:

	2006	2005
Land	$576,000	$576,000
Buildings and improvements	4,252,681	4,228,105
Furnishings and equipment	1,650,546	1,547,992

At cost	6,479,227	6,352,097
Less accumulated depreciation	(2,260,282)	(2,065,395)

Investment in hotel, net	$4,218,945	$4,286,702

Depreciation expense totaled $194,887 and $163,056 for 2006 and 2005, respectively.

NOTE 3 – MORTGAGE NOTE PAYABLE

The Company has an outstanding mortgage note payable to Wells Fargo which is secured by the hotel. The note carries an interest rate of 8.73% and matures April 2009. Monthly installments, including interest and escrow payments, were $53,392 and $50,889 for 2006 and 2005, respectively. The outstanding loan balances were $3,676,949 and $3,775,769 as of December 31, 2006 and 2005, respectively.

Long-term debt principal maturities for the next five years are as follows:

2007	$106,379
2008	115,261
2009	3,455,309

$3,676,949

AMTEL ASSOCIATES, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 4 – PARTNERS’ CAPITAL AND ALLOCATIONS

The Limited Liability Company has ten members. Profits and losses are allocated to partners in accordance with their percentage interests, as defined in the partnership agreement. Distributions of cash from operations are allocated in accordance with each partner’s percentage interest.

NOTE 5 – RELATED PARTY TRANSACTIONS

The Company paid management fees totaling $87,563 and $73,473 for 2006 and 2005, respectively, to Vision Hospitality, Inc.

The Company also had the following amounts recorded as receivables from other related entities as follows:

	2006	2005
Vision Downtown, LLC	$3,996	$—
Vision Hamilton Place, LLC	682	—
Vision Hospitality Group, Inc.	1,766	—

The Company also had the following amounts payable to other related entities as follows:

Vision Hospitality Group, Inc.	$13,893	$19,227

NOTE 6 – FRANCHISE AGREEMENT

The Company currently operates under a franchise agreement with Hilton Inns, Inc. (“Hilton”). Under the terms of the agreement, the Company makes monthly payments to Hilton for royalty and other costs of 8% of gross room revenues. Franchise fees and costs charged to expense related to Hilton were $147,061 and $161,440 for 2006 and 2005, respectively.

An initial franchise fee of $40,000 was paid to Hilton in 1997, and is being amortized over 15 years. Accumulated amortization was $26,000 and $23,333 at December 31, 2006 and 2005, respectively, and $2,667 was expensed for both 2006 and 2005.

NOTE 7 – SUBSEQUENT EVENT

On September 27, 2007 the Company entered into an agreement with Apple Hospitality Ownership, Inc. to sell substantially all of the Company’s assets for a gross purchase price of $8.6 million. The sale is anticipated to close in December of 2007.

AMTEL ASSOCIATES, LLC

BALANCE SHEETS

SEPTEMBER 30, 2007 AND DECEMBER 31, 2006

(UNAUDITED)

ASSETS
	2007	2006
Investment in hotel, net	$4,217,349	$4,218,945
Cash	128,138	128,965
Escrow deposits	175,661	33,631
Receivables - trade	81,043	21,913
Intangible assets, net	28,123	32,020
Prepaids	823	—

TOTAL ASSETS	$4,631,137	$4,435,474

LIABILITIES AND PARTNERS’ EQUITY
	2007	2006
Mortgage payable	$3,597,110	$3,676,949
Accounts payable	13,587	18,108
Intercompany payables	16,699	21,213
Accrued expenses	153,854	21,822

TOTAL LIABILITIES	3,781,250	3,738,092

PARTNERS’ EQUITY	849,887	697,382

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$4,631,137	$4,435,474

AMTEL ASSOCIATES, LLC

STATEMENTS OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006

(UNAUDITED)

	2007	2006
REVENUES
Room revenue	$1,589,339	$1,506,626

OPERATING EXPENSES
Rooms	177,058	205,537
Depreciation and amortization	155,604	148,423
Property operation, maintenance and energy costs	375,866	362,154
Management fees	68,991	64,533
Real estate taxes	84,010	80,435
General and administrative	245,896	196,265
Franchise fees	137,334	109,072

Total operating expenses	1,244,759	1,085,934

Income from operations	344,580	420,692

OTHER INCOME (EXPENSE)
Miscellaneous income	49,876	33,262
Interest expense	(241,951)	(248,714)

Total other income (expense)	(192,075)	(215,452)

NET INCOME	152,505	135,371

Beginning partners’ equity	697,382	684,081
Partner contribution	—	65,000

Ending partners’ equity	$849,887	$884,452

AMTEL ASSOCIATES, LLC

STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006

(UNAUDITED)

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$152,505	$135,371
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	155,604	148,423
Changes in assets and liabilities
Accounts receivable – trade	(59,130)	7,848
Prepayments	(823)	(3,219)
Accounts payable	(24,890)	(15,357)
Accrued expenses	147,881	90,417

Net cash provided by operating activities	371,147	363,483

CASH FLOWS FROM INVESTING ACTIVITIES
Property and equipment	(150,105)	(125,804)

Net cash used by investing activities	(150,105)	(125,804)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank overdraft	—	(103,291)
Payments on mortgage principal	(79,839)	(73,077)
Partners contribution	—	65,000

Net cash used by financing activities	(79,839)	(111,368)

NET INCREASE IN CASH	141,203	126,311
Cash – beginning of period	162,596	241,520

Cash – end of period	$303,799	$367,831

SUPPLEMENTAL DISCLOSURE OF CASH FLOW TRANSACTIONS
Interest paid	$241,951	$215,452

APPLE REIT EIGHT, INC.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

SpringHill Suites	Greensboro, NC	$8.0	November 9, 2007
Courtyard	Somerset, NJ	16.0	November 9, 2007
Courtyard	Harrisonburg, VA	23.2	November 16, 2007
Hampton Inn	Bowling Green, KY	18.8	December 6, 2007
Homewood Suites	Chattanooga, TN	8.6	December 14, 2007

	Total	$74.6

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Newport Hospitality Group, Inc. or by an affiliate of Larry Blumberg & Associates under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Eight, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2007, nor does it purport to represent the future financial position of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and are qualified in their entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of September 30, 2007 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	BRR Greensboro, S.M.L.L.C and BRR Harrisonburg, S.M.L.L.C (A)	TLC Somerset, S.M.L.L.C. (Somerset, NJ Courtyard)	Newport Patriot, L.L.C. (Bowling Green, KY Hampton Inn)	Amtel Associates, LLC (Chattanooga, TN Homewood Suites)	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$—	$18,429	$15,766	$6,256	$4,217	$77,470	(A)	$77,470
						(44,668	)(B)
Cash and cash equivalents	131,813	112	257	106	128	(603	)(C)	54,287
						(77,526	)(F)
Restricted cash—escrow deposits	—	352	—	178	176	(706	)(C)	—
Trade receivables	—	25	46	36	81	(188	)(C)	—
Other assets	4,260	6,847	823	2,669	29	(10,368	)(C)	4,260

Total Assets	$136,073	$25,765	$16,892	$9,245	$4,631	$(56,589)		$136,017

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable—secured	$—	$9,571	$—	$7,214	$3,597	(20,382	)(D)	$—
Accounts payable, accrued costs and other liabilities	197	2,241	2,588	762	184	(5,831	)(D)	$141

Total liabilities	197	11,812	2,588	7,976	3,781	(26,213)		141

Shareholders’ equity (deficit)	—	13,953	14,304	1,269	850	(30,376	)(E)	—
Preferred stock, authorized 15,000,000 shares	—	—	—	—	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	-—	—	—	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—	—	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	136,604	—	—	—	—	—		136,604
Retained earnings (deficit)	(752)	—	—	—	—	—		(752)

Total shareholders’ equity	135,876	13,953	14,304	1,269	850	(30,376)		135,876

Total liabilities and shareholders’ equity	$136,073	$25,765	$16,892	$9,245	$4,631	$(56,589)		$136,017

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the five properties that have been purchased after September 30, 2007 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	(Greensboro, NC SpringHill Suites)	(Somerset, NJ Courtyard)	(Harrisonburg, VA Courtyard)	Newport Patriot, L.L.C (Bowling Green, KY Hampton Inn)	Amtel Associates, LLC (Chattanooga, TN Homewood Suites)	Total Combined
Purchase price per contract	$8,000	$16,000	$23,219	$18,832	$8,600	$74,651
Other closing costs	107	218	261	234	109	929
Other capitalized costs (credits) incurred	72	75	89	89	72	397
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	160	320	464	377	172	1,493

Investment in hotel properties	8,339	16,613	24,033	19,532	8,953	77,470	(A)
Net other assets/(liabilities) assumed	9	31	6	4	6	56

Total purchase price	$8,348	$16,644	$24,039	$19,536	$8,959	$77,526	(F)

(B)	Represents elimination of historical net carrying value of real estate under prior owner.

(C)	Represents elimination of assets associated with prior owner, net of assets assumed.

(D)	Represents elimination of liabilities associated with prior owner, net of liabilities assumed.

(E)	Represents elimination of shareholders’ equity (deficit) associated with prior owner.

(F)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Eight, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2006 and the nine months ended September 30, 2007

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Eight, Inc. give effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
SpringHill Suites	Greensboro, NC	$8.0	November 9, 2007
Courtyard	Somerset, NJ	16.0	November 9, 2007
Courtyard	Harrisonburg, VA	23.2	November 16, 2007
Hampton Inn	Bowling Green, KY	18.8	December 6, 2007
Homewood Suites	Chattanooga, TN	8.6	December 14, 2007

	Total	$74.6

The Pro Forma Condensded Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Newport Hospitality Group, Inc. or by an affiliate of Larry Blumberg & Associates under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Eight, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Eight, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2006, nor do they purport to represent the future financial results of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

For the nine months ended September 30, 2007 (unaudited)

	Company Historical Statement of Operations	BRR Greensboro, S.M.L.L.C and BRR Harrisonburg, S.M.L.L.C (A)	TLC Somerset, S.M.L.L.C. Somerset, NJ Courtyard (A)	Newport Patriot, L.L.C. (Bowling Green, KY Hampton Inn (A)	Amtel Associates, LLC (Chattanooga, TN Homewood Suites (A)	Pro forma Adjustments		Total Pro forma
(In thousands, except per share data)
Revenue:
Room revenue	$—	$4,728	$3,583	$2,662	$1,589	$—		$12,562
Other operating revenue	—	210	419	43	—	—		672

Total revenue	—	4,938	4,002	2,705	1,589	—		13,234

Expenses
Operating expenses		1,644	1,691	874	553	—		4,762
General and administrative	309	602	527	280	196	445	(B)	2,359
Management and franchise fees		712	514	340	206	—		1,772
Taxes, insurance and other		197	234	57	84	—		572
Depreciation of real estate owned		511	767	243	156	(1,677	)(C)	—
						1,668	(D)	1,668
Interest, net	(655)	197	472	137	242	(300	)(E)	93

Total expenses	(346)	3,863	4,205	1,931	1,437	136		11,226
Income tax expense	—	—	—	45	—	—	(G)	45

Net income (loss)	$346	$1,075	$(203)	$729	$152	$(136)		$1,963

Income (loss) per common share:
Basic and diluted	$0.17							$0.23

Basic and diluted weighted average common shares outstanding (000s)	2,013					6,556	(F)	8,569

For the year ended December 31, 2006 (unaudited)

	Company Historical Statement of Operations	BRR Greensboro, S.M.L.L.C and BRR Harrisonburg, S.M.L.L.C (A)	TLC Somerset, S.M.L.L.C. Somerset, NJ Courtyard (A)	Newport Patriot, L.L.C. Bowling Green, KY Hampton Inn (A)	Amtel Associates, LLC (Chattanooga, TN Homewood Suites (A)	Pro forma Adjustments		Total Pro forma
(In thousands, except per share data)
Revenue:
Room revenue	$—	$5,879	$4,566	$3,177	$1,957	$—		$15,579
Other operating revenue	—	291	570	44	—	—		905

Total revenue	—	6,170	5,136	3,221	1,957	—		16,484

Expenses
Operating expenses	—	2,144	2,142	1,086	731	—		6,103
General and administrative	—	747	1,045	339	206	250	(B)	2,587
Management and franchise fees	—	834	622	412	235	—		2,103
Taxes, insurance and other	—	228	389	92	107	—		816
Depreciation of real estate owned	—	659	941	324	200	(2,124	)(C)	—
						2,224	(D)	2,224
Interest, net	—	313	725	373	330	(1,741	)(E)	—

Total expenses	—	4,925	5,864	2,626	1,809	(1,391)		13,833
Income tax expense	—	—	—	58	—	(58	)(G)	—

Net income (loss)	$—	$1,245	$(728)	$537	$148	$1,449		$2,651

Income (loss) per common share:
Basic and diluted	$—							$0.32

Basic and diluted weighted average common shares outstanding (000s)	—					8,277	(F)	8,277

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2006 for the respective periods prior to acquisition by the Company. The Company was initially formed on January 22, 2007, and had no operations before that date.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income relates only to working capital balances.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on January 1, 2006.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer January 9, 2008